                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2004

                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                         (State or other jurisdiction of
                                 Incorporation)

                                     0-27918
                            (Commission File Number)

                                   13-3070826
                        (IRS Employer Identification No.)

                                2511 GARDEN ROAD
                              BUILDING A, SUITE 200
                              MONTEREY, CALIFORNIA
                    (Address of principal executive offices)

                                      93940
                                   (Zip Code)

                                 (831) 642-9300

              (Registrant's telephone number, including area code)
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (C)   EXHIBITS.

      The following exhibits are filed with this report:

Exhibit Number          Description
--------------          -----------
    99.1                Portions of Century Aluminum Company's Confidential
                        Offering Circular dated August 10, 2004 relating to its
                        proposed offering of $250 million aggregate principal
                        amount of its 7 1/2% senior notes due 2014.

ITEM 9.   REGULATION FD DISCLOSURE

      In connection with its previously announced private offering of $250 million aggregate principal amount of its 7 1/2% senior notes due 2014 (the "Notes"), Century Aluminum Company ("Century") is disclosing certain information which will be provided to prospective purchasers of the Notes beginning on August 12, 2004 in a confidential offering circular dated August 10, 2004. Century has elected to furnish certain of this information in this Current Report on Form 8-K as Exhibit 99.1. The information in this Item 9 and Exhibit
99.1 hereto was furnished for informational purposes only and should not be deemed to be filed under the Securities Act of 1933 or incorporated by reference into any other documents unless such portion of this current report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.

      The Notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes.

      This Current Report on Form 8-K together with the information in Exhibit
99.1 may contain "forward-looking statements" within the meaning of U.S. federal securities laws. Century has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause Century's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in Century's filings with the Securities and Exchange Commission. Century does not undertake. and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CENTURY ALUMINUM COMPANY

Date: August 12, 2004                   By:       /s/ Gerald J. Kitchen
                                           -------------------------------------
                                             Name:  Gerald J. Kitchen
                                             Title: Executive Vice President,
                                                    General Counsel, Chief
                                                    Administrative Officer and
                                                    Secretary

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
     99.1               Portions of Century Aluminum Company's Confidential
                        Offering Circular dated August 10, 2004 relating to its
                        proposed offering of $250 million aggregate principal
                        amount of its 7 1/2% senior notes due 2014.

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